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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 19, 2003
                                                  --------------


                          BECTON, DICKINSON AND COMPANY

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            (Exact name of registrant as specified in its charter)

           New Jersey                001-4802                   22-0760120
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    (State or other juris-         (Commission             (IRS Employer Iden-
   diction of incorporation)       File Number)            tification Number)


   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (201) 847-6800
                                                            --------------

                                       N/A
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        (Former name or former addresses if changed since last report.)




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Item 5.     Other Events and Regulation FD Disclosure.

            In the action entitled Retractable Technologies, Inc. vs.
Becton Dickinson and Company, et al. (Civil Action No. 501 CV 036, United States District Court, Eastern District of Texas), the Court, by order dated March 6, 2003, reset the trial date in this action from April 8, 2003 to February 3, 2004. In response to the Court's order, Retractable Technologies, Inc. has requested that the Court move the trial date to an earlier date.









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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BECTON, DICKINSON AND COMPANY
                                                         (Registrant)



                                             By: /s/ Gary DeFazio
                                                ---------------------------
                                                      Gary DeFazio
                                                   Assistant Secretary


Date: March 19, 2003